CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chief Executive Officer of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  JANUARY 27, 2005                  /S/ JAMES A. BOWEN
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                                         James A. Bowen, Chief Executive Officer
                                         (principal executive officer)


I, Mark R. Bradley, Chief Financial Officer of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  JANUARY 27, 2005                 /S/ MARK R. BRADLEY
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                                        Mark R. Bradley, Chief Financial Officer
                                        (principal financial officer)